UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2025

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775-624-4817

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 29, 2025, at a special meeting of stockholders of GlobalTech Corporation (the “Company,” “GlobalTech”, “we,” “our,” or “us”), called by the Board of Directors of the Company (the “Special Meeting”), stockholders of the Company representing 145,829,106 shares of the Company’s common stock entitled to vote at the Special Meeting were present in person or by proxy, representing 97.26% of the voting shares issued and outstanding on the record date (October 31, 2025), and constituting a quorum to conduct business at the Special Meeting.

The following sets forth the matters that were voted upon by the Company’s stockholders at the Special Meeting and the voting results for such matters, which matters are described in more detail in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on December 9, 2025 (the “Proxy Statement”).  Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1

A management proposal to grant discretionary authority to the Company’s Board of Directors to (A) approve an amendment to our First Amended and Restated Articles of Incorporation, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-ten, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 29, 2026, and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
145,829,103	3	—	—

Proposal 2

A management proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the proposal above, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
145,829,103	3	—	—

While Proposal 2 was approved, because Proposal 1 was also approved, the approval of Proposal 2 had no effect.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer
Date: December 30, 2025

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